Putnam
Intermediate
Government
Income Trust

ANNUAL REPORT

November 30, 1996

[LOGO: BOSTON * LONDON * TOKYO]




Fund highlights

* "The fund has kept pace with the Lehman Brothers Aggregate Bond Index over the long term, largely owing to the moves its managers have made within each part of the portfolio."

                          -- Morningstar Mutual Funds, September 6, 1996

* According to Lipper Analytical Services, Putnam Intermediate
Government Income Trust ranked 1 out of 4 intermediate U.S. government funds for the 5-year period ended November 30, 1996.*

       CONTENTS

 4     Report from Putnam Management

 8     Fund performance summary

12     Portfolio holdings

15     Financial statements

Footnote reads:
* Lipper Analytical Services, an independent research organization, ranks funds according to total return performance. Rankings vary over time and do not reflect the effects of sales charges. For periods ended 11/30/96, the fund ranked 3 and 1 out of 4 intermediate U.S. government funds for 1- and 3-year performance, respectively. Past performance is not indicative of future results.



From the Chairman

[GRAPHIC OMITTED: PHOTO OF GEORGE PUTNAM]

(copyright) Karsh, Ottawa

Dear Shareholder:

A portfolio invested in U.S. government and international fixed-income securities provided shareholders of Putnam Intermediate Government Income Trust with positive results during the fiscal year ended November 30, 1996. The fund's allocation to international fixed-income securities demonstrated the value of diversification within the world's bond markets as a counter to the somewhat restrained results posted by U.S. government securities.

In the international bond sector, your fund's managers emphasized the higher-yielding European markets of Italy, Spain, and Sweden. During the fiscal year's second half, the fund benefited from strong performance of its holdings in emerging markets. Within the less vibrant U.S. government sector, a shift away from Treasuries and increasing emphasis on mortgage-backed securities proved worthwhile.

In the following report, your fund's management team comments in depth about fiscal 1996 performance and prospects at home and abroad for fiscal 1997.

Respectfully yours,

/S/George Putnam

George Putnam

Chairman of the Trustees

January 15, 1997



Report from the Fund Managers
Neil J. Powers, lead manager
D. William Kohli
Mark J. Siegel

For Putnam Intermediate Government Income Trust, the fiscal year ended November 30, 1996, brought more evidence that the fund's dual-sector strategy is an effective one. In a year marked by fluctuating markets at home and abroad, your fund's ability to invest in both U.S. government securities and international government securities proved especially valuable, enabling it to outperform all three competitive indexes we use as benchmarks for the fund's performance. Complete performance information appears on pages 8 and 9.

When fiscal 1996 began, the U.S. bond market was at the height of one of the strongest periods in its history. A declining inflation rate at home and bond market rallies around the world had helped boost both sectors of the fund's portfolio. Shortly into the fiscal year, however, the U.S. bond market became increasingly unsettled as interest rates rose dramatically. As signs of economic strength emerged and investors became concerned about an overheating economy and increased inflation, the performance of U.S. government securities weakened. The fiscal year wrapped up on a brighter note for U.S. government securities as inflation fears calmed and bond prices rallied between September and November.

At the same time, international bonds -- including many in emerging markets -- generally delivered positive returns throughout the fiscal year. In light of this environment, our strategy for fiscal 1996 was to take advantage of the relatively strong performance of international bonds while reducing the allocation to U.S. government securities.



* PERIPHERAL EUROPEAN AND EMERGING MARKETS MAKE STRONG SHOWING

At the close of fiscal 1995, we had shifted approximately 5% of the fund's U.S. government sector holdings into the international sector. This move, prompted by our expectation of stronger performance from international bond markets, proved quite effective. The fund's investments in international bonds contributed substantially to performance during fiscal 1996. And while most international bond markets delivered positive returns, we believe our emphasis on country selection, currency management, and longer duration in the international sector of the portfolio allowed the fund to derive superior returns from international holdings.

Our primary focus has been on European government bonds. Early in the fiscal year, we emphasized bonds in higher-yielding markets, such as those of Italy and Spain, rather than those in core markets. Since that time, these and most other European countries have focused their efforts on reining in fiscal budgets in order to gain acceptance into the European Monetary Union (EMU), which intends to create a single currency to be used among member nations. As a result of these efforts, Italy, Spain, and Sweden have made significant reductions in their inflation levels -- which has resulted in lower bond yields. As yields declined, the fund's holdings in these markets benefited from price appreciation. Toward the end of the period, we reduced the fund's allocation to these countries as we achieved our targets.

A similar trend took place among markets in Canada and Australia. In those two markets, yields at the outset of the fiscal period were considerably higher than those in the United States. Interest rates have fallen quite a bit since then, narrowing yield spreads between these bonds and U.S. Treasuries. Also during the fiscal year, we increased the fund's holdings in emerging-market securities, which enjoyed robust gains. Toward the end of the period, when yield spread levels had met our targets, we made a slight reduction in the fund's allocation to emerging markets.

Our currency strategy involved hedging international bonds back to the U.S. dollar in an effort to protect the fund's value from losses due to currency fluctuations. This helped protect the portfolio's value as several European currencies declined in value against the dollar. We underweighted the yen and deutschemark and capitalized on other currency movements as European nations struggled with the stringent budgetary and growth criteria required to qualify for EMU inclusion.

* MORTGAGE-BACKED SECURITIES PLAY KEY ROLE IN U.S. GOVERNMENT SECTOR

During the first half of the fiscal year, we shifted our strategy from a focus on duration to an emphasis on maximizing yield. Duration is a measure of a portfolio's sensitivity to interest-rate changes; a longer duration can be beneficial during a period of declining rates, such as the 1995 fiscal year.

As surprising economic strength in the first half of the fiscal year caused interest rates to rise dramatically, the U.S. bond market rally came to an abrupt halt, experiencing the sharpest one-day price decline in its history. Recognizing the considerable impact this would have on the mortgage-backed securities market, we made some strategic shifts in the U.S. government sector of the portfolio. The rise in interest rates drove down the prices of mortgage-backed securities. This, in turn, reduced prepayment risk because higher interest rates made mortgage refinancing less attractive to mortgage holders. At that point, we quickly swapped a considerable portion of the fund's U.S. Treasury holdings for mortgage-backed securities before the majority of the market adjusted to these changes.

The remainder of the fiscal year brought a bit more stability to the U.S. bond markets, and yields on Treasuries remained within a fairly narrow range. As a result, mortgage-backed securities offered greater price appreciation and higher income than Treasuries. As the U.S. bond market rallied during the final months of the fiscal year, we reduced the fund's allocation to mortgage-backed securities in order to better manage the portfolio's exposure to prepayment risk.

* CONTINUED MODERATE GROWTH EXPECTED

Our outlook for the coming months reflects what we have seen during much of this year: moderate economic growth, low inflation, and interest rates that move within a relatively limited range. For this reason, we anticipate that the securities that have served the fund well in recent months, such as mortgage-backed securities, may continue to do so into the beginning of calendar 1997.

[GRAPHIC OMITTED: TOP FIVE HOLDINGS PER SECTOR]

TOP FIVE HOLDINGS PER SECTOR

U.S. GOVERNMENT OBLIGATIONS

U.S. Treasury notes 6.5%, 2006
GNMA 7.5%, 2020 - 2022
GNMA 7%, 2021 - 2022
FNMA 7%, 2019 - 2022
U.S. Treasury notes 5.75%, 2003

FOREIGN BONDS

Germany (Federal Republic of) 6.25%, 2006
Canada (Government of) 9%, 2004
Australia (Government of) 10%, 2006
United Kingdom Treasury notes 7.75%, 2006
United Kingdom Treasury bonds 6.75%, 2004

Among international bond markets, we expect to continue to invest in countries whose inflation rates are declining. We will also seek to take advantage of European markets as progress toward the EMU creates opportunities. We also anticipate that the rate of U.S. economic growth may begin to slow in the coming months, and interest rates will likely decline once again. For this reason, we expect to maintain a longer-than-average portfolio duration to enable the fund to participate in any corresponding price appreciation among U.S. government bonds.

Footnote reads:
The views expressed here are exclusively those of Putnam Management. They are not meant as investment advice. Although the described holdings were viewed favorably as of 11/30/96, there is no guarantee the fund will continue to hold these securities in the future. International investing involves certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations not present with domestic investments.



Performance summary

Performance should always be considered in light of a fund's investment strategy. Putnam Intermediate Government Income Trust is designed for investors seeking high current income and relative stability of net asset value through a portfolio of U.S. government and foreign government securities with limited maturities. Performance should always be considered in light of a fund's investment strategy.

This section provides, at a glance, information about your fund's performance. Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

TOTAL RETURN FOR PERIODS ENDED 11/30/96

                                                            Market
                                           NAV              price
------------------------------------------------------------------------
1 year                                     7.70%             6.44%
------------------------------------------------------------------------
5 years                                   46.87             30.53
Annual average                             7.99              5.47
------------------------------------------------------------------------
Life (6/27/88)                           107.52             69.93
Annual average                             9.05              6.49
------------------------------------------------------------------------

COMPARATIVE INDEXES AND BENCHMARKS

                 Lehman Bros.                 Salomon Bros.
                    Govt.      Lehman Bros.     Non-U.S.      Consumer
                  Intermed.  Mortgage-Backed   World Govt.     Price
                 Bond Index  Securities Index  Bond Index      Index
------------------------------------------------------------------------
1 year             5.66%          7.22%          5.73%          3.26%
------------------------------------------------------------------------
5 years           39.34          41.88          71.17          15.09
Annual average     6.86           7.24          11.34           2.85
------------------------------------------------------------------------
Life (6/27/88)    95.80         110.81         125.61          34.41
Annual average     8.31           9.26          10.15           3.57
------------------------------------------------------------------------

Footnote reads:
Performance data represent past results and do not reflect future performance. They do not take into account any adjustment for taxes payable on reinvested distributions. Investment returns, net asset value and market price will fluctuate so that an investor's shares, when sold, may be worth more or less than their original cost.

TOTAL RETURN FOR PERIODS ENDED 12/31/96
(most recent calendar quarter)

                                                         Market
                                           NAV            price
------------------------------------------------------------------------
1 year                                     4.99%          6.42%
------------------------------------------------------------------------
5 years                                   39.96           26.54
Annual average                             6.95            4.82
------------------------------------------------------------------------
Life (6/27/88)                           105.50           68.23
Annual average                             8.83            6.30
------------------------------------------------------------------------

PRICE AND DISTRIBUTION INFORMATION
12 months ended 11/30/96
------------------------------------------------------------------------
Distributions (number)           12
------------------------------------------------------------------------
Income                        $0.60
------------------------------------------------------------------------
  Total                       $0.60
------------------------------------------------------------------------
Share value:                               NAV           Market price
------------------------------------------------------------------------
11/30/95                                  $8.70            $7.750
------------------------------------------------------------------------
11/30/96                                   8.66             7.625
------------------------------------------------------------------------
Current return (end of year)
------------------------------------------------------------------------
Current dividend rate1                     6.93%             7.87%
------------------------------------------------------------------------

1Income portion of most recent distribution, annualized and divided by NAV or market price at end of period.



TERMS AND DEFINITIONS

Net asset value (NAV) is the value of all your fund's assets, minus any liabilities, divided by the number of outstanding shares.

Market price is the current trading price of one share of the fund. Market prices are set by transactions between buyers and sellers on the New York Stock Exchange.

COMPARATIVE BENCHMARKS

Lehman Brothers Government Intermediate Bond Index* is composed of all bonds covered by the Lehman Brothers Government Bond Index+ with maturities between 1 and 9.99 years.

Lehman Brothers Mortgage-Backed Securities Index* reflects performance of 15- and 30-year fixed-rate securities backed by mortgage pools of the GNMA, FHLMC, and FNMA.

Salomon Brothers Non-U.S. World Government Bond Index* is an unmanaged list of bonds issued by 10 countries.

Consumer Price Index (CPI) is a commonly used measure of inflation; it does not represent an investment return.

* Securities indexes assume reinvestment of all distributions and interest payments and do not take in account brokerage fees or taxes. Securities in the fund do not match those in the indexes and performance of the fund will differ. It is not possible to invest directly in an index.

+The Lehman Brothers Government Bond Index is an unmanaged list of U.S.
 government and mortgage-backed securities.



Report of independent accountants

To the Trustees and Shareholders of
Putnam Intermediate Government Income Trust

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments owned, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Putnam Intermediate Government Income Trust (the "fund") at November 30, 1996, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at November 30, 1996 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.

Price Waterhouse LLP
Boston, Massachusetts
January 13, 1997



Portfolio of investments owned
November 30, 1996

U.S. GOVERNMENT AND AGENCY OBLIGATIONS  (74.2%) *
PRINCIPAL AMOUNT                                                                                     VALUE

U.S. Government Agency Mortgage Pass-Through Certificates  (39.2%)
----------------------------------------------------------------------------------------------------------
    $   291,921   Federal Home Loan Mortgage Association 6 1/2s, September 1, 2002          $      289,764
                  Federal National Mortgage Association
     32,526,689   8s, with due dates from June 1, 2026 to October 1, 2026                       33,431,270
     34,882,372   7 1/2s, with due dates from January 1, 2026 to July 1, 2026                   35,285,619
     36,163,778   7s, with due dates from November 1, 2023 to May 1, 2026                       35,880,995
                  Government National Mortgage Association
     18,400,000   8s, TBA, December 16, 2026                                                    18,963,410
         51,114   8s, July 15, 2023                                                                 53,344
     51,866,585   7 1/2s, with due dates from May 15, 2024 to July 15, 2026                     52,611,935
     42,744,370   7s, with due dates from July 15, 2025 to June  15, 2026                       42,490,490
                                                                                            --------------
                                                                                               219,006,827

U.S. Treasury Obligations  (35.0%)
----------------------------------------------------------------------------------------------------------
                  U.S. Treasury Bonds
     15,000,000   12 3/8s, May 15, 2004                                                         20,685,900
     20,000,000   11 5/8s, November 15, 2004                                                    26,996,800
                  U.S. Treasury Notes
     21,500,000   8 1/8s, February 15, 1998                                                     22,145,000
     75,441,000   6 1/2s, October 15, 2006                                                      77,916,219
     12,470,000   5 7/8s, November 30, 2001                                                     12,491,448
     35,750,000   5 3/4s, August 15, 2003                                                       35,381,418
                                                                                            --------------
                                                                                               195,616,785
                                                                                            --------------
                  Total U.S. Government and Agency Obligations
                  (cost $410,154,029)                                                         $414,623,612

FOREIGN GOVERNMENT BONDS AND NOTES  (30.7%) *
PRINCIPAL AMOUNT                                                                                     VALUE
----------------------------------------------------------------------------------------------------------
AUD         20,515,000  Australia (Government of) bonds 10s, 2006                              $19,849,450
USD          3,100,000  Banco Nacional Comercio Exterior sovereign eurobond
                        11 1/4s, 2006 (Mexico)                                                   3,355,750
CAD         25,400,000  Canada (Government of) deb. 9s, 2004                                    22,664,586
FRF         40,075,000  France (Government of) Treasury bill 7s, 2000                            8,380,732
FRF         41,120,000  France (Government of) Treasury bill 4 1/2s, 1998                        7,985,878
DEM         25,025,000  Germany (Federal Republic of) bonds Ser. 118, 5 1/4s, 2001              16,813,545
DEM         48,390,000  Germany (Federal Republic of) bonds Ser. 96, 6 1/4s, 2006               32,857,990
ITL     11,340,000,000  Italy (Government of) bonds 9 1/2s, 2001                                 8,205,272
ESP      1,030,300,000  Spain (Government of) deb. 10.1s, 2001                                   9,068,041
SEK         50,800,000  Sweden (Government of) bonds 10 1/4s, 2000                               8,637,484
GBP         10,200,000  United Kingdom Treasury bonds 6 3/4s, 2004                              16,669,364
GBP          9,985,000  United Kingdom Treasury notes 7 3/4s, 2006                              17,241,163
                                                                                            --------------
                        Total Foreign Government Bonds and Notes
                        (cost $170,043,436)                                                   $171,729,255

BRADY BONDS  (0.9%) *
PRINCIPAL AMOUNT                                                                                     VALUE
----------------------------------------------------------------------------------------------------------
     $3,091,900  Argentina (Republic of) FRB 6.625s, 2005                                   $    2,670,629
      2,700,000  Brazil (Republic of) FRB Ser. EI-L, 6.5s, 2006                                  2,342,250
                                                                                            --------------
                 Total Brady Bonds (cost $4,915,250)                                        $    5,012,879
----------------------------------------------------------------------------------------------------------

CORPORATE BONDS AND NOTES  (0.3%) *(cost $1,777,125)
PRINCIPAL AMOUNT                                                                                     VALUE
----------------------------------------------------------------------------------------------------------
     $2,100,000  Banco Nacional deb. 7 1/4s, 2004 (Mexico)                                  $    1,842,750


PURCHASED OPTIONS OUTSTANDING  (0.1%) *
NUMBER OF                                                          EXPIRATION DATE/
CONTRACTS                                                             STRIKE PRICE                   VALUE
----------------------------------------------------------------------------------------------------------
JPY     7,500,000,000  Japanese Government Bond
                       Futures Contracts (Call)                 Jan. 97/JPY 128.25           $     135,752
          $19,400,000  U.S. Dollars In Exchange
                       for Swiss Francs                         Dec. 96 /CHF 1.285                 319,731
                                                                                            --------------
                       Total Purchased Options Outstanding   (cost $305,805)                 $     455,483


SHORT-TERM INVESTMENTS  (5.9%) *(cost $32,959,251)
PRINCIPAL AMOUNT                                                                                     VALUE
----------------------------------------------------------------------------------------------------------
     $32,949,000  Interest in $732,975,000 joint repurchase agreement dated November 29, 1996 with Morgan (J.P.) & Co., Inc.
                  due December 2, 1996 with respect to U.S. Treasury
                  obligations -- maturity value of $32,964,376 for an
                  effective yield of 5.60%.                                                 $   32,959,251
----------------------------------------------------------------------------------------------------------
                  Total Investments  (cost $620,154,896) ***                                $  626,623,230
----------------------------------------------------------------------------------------------------------

   *  Percentages indicated are based on net assets of $559,136,924.

 ***  The aggregate identified cost on a tax basis is $621,690,048, resulting in gross unrealized appreciation and depreciation of $5,565,121 and $631,939, respectively, or net unrealized appreciation of $4,933,182.

     TBA after the name of a security represents to be announced securities (Note 1).

     The rate shown on FRB are the current interest rates shown at November 30, 1996, which are subject to change based on the terms of the security.



Forward Currency Contracts to Buy at November 30, 1996
(aggregate face value $133,541,615)

                                  Aggregate
                      Market           Face      Delivery    Unrealized
                       Value          Value          Date  Depreciation
-----------------------------------------------------------------------
Danish Krone     $ 5,367,240    $ 5,472,391      12/18/96     $ (105,151)
Deutschemarks     25,066,601     25,715,912      12/18/96       (649,311)
French Francs     19,149,652     19,764,711      12/18/96       (615,059)
Italian Lira      10,965,426     11,022,142      12/18/96        (56,716)
Japanese Yen      58,567,604     60,782,931      12/18/96     (2,215,327)
Swiss Francs      10,448,232     10,783,528      12/18/96       (335,296)
------------------------------------------------------------------------
                                                             $(3,976,860)
------------------------------------------------------------------------


Forward Currency Contracts to Sell at November 30, 1996
(aggregate face value $90,974,965)
                                     Aggregate                Unrealized
                          Market          Face   Delivery   Appreciation/
                           Value         Value       Date  (Depreciation)
------------------------------------------------------------------------
Australian Dollars   $15,990,208   $15,467,131   12/18/96      $(523,077)
British Pounds        15,106,152    14,820,872   12/18/96       (285,280)
Canadian Dollars      14,606,965    14,671,557    3/19/97         64,592
Deutschemarks         23,582,505    23,909,144   12/18/96        326,639
French Francs         11,458,624    11,932,584   12/18/96        473,960
Italian Lira           3,741,731     3,712,425   12/18/96        (29,306)
Japanese Yen           2,244,588     2,386,298   12/18/96        141,710
Spanish Peseta           351,374       355,803   12/18/96          4,429
Swedish Krona          2,795,712     2,840,413   12/18/96         44,701
Swiss Francs             856,989       878,738   12/18/96         21,749
------------------------------------------------------------------------
                                                                $240,117
------------------------------------------------------------------------


TBA Sale Commitments Outstanding at November 30, 1996
(Proceeds receivable $68,532,308)

              Principal      Delivery        Coupon          Market
Agency           Amount         Month          Rate           Value
-------------------------------------------------------------------
FNMA        $32,514,000       December         8.0%     $33,418,214
FNMA         34,882,000       December         7.5%      35,285,236
-------------------------------------------------------------------
                                                        $68,703,450
-------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




Statement of assets and liabilities
November 30, 1996

Assets
----------------------------------------------------------------------------------------------
Investments in securities, at value
(identified cost $620,154,896) (Note 1)                                           $626,623,230
----------------------------------------------------------------------------------------------
Cash                                                                                   237,477
----------------------------------------------------------------------------------------------
Interest and other receivables                                                       8,716,456
----------------------------------------------------------------------------------------------
Receivable for securities sold                                                     106,058,077
----------------------------------------------------------------------------------------------
Receivable for open forward currency contracts                                       1,104,485
----------------------------------------------------------------------------------------------
Receivable for closed forward currency contracts                                     4,245,547
----------------------------------------------------------------------------------------------
Total assets                                                                       746,985,272

Liabilities
----------------------------------------------------------------------------------------------
Distributions payable to shareholders                                                3,236,501
----------------------------------------------------------------------------------------------
Payable for securities purchased                                                   106,159,322
----------------------------------------------------------------------------------------------
Payable for shares of the fund repurchased                                             236,995
----------------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                         1,001,153
----------------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                              75,442
----------------------------------------------------------------------------------------------
Payable for compensation of Trustees (Note 2)                                           11,568
----------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                             1,984
----------------------------------------------------------------------------------------------
Payable for open forward currency contracts                                          4,841,228
----------------------------------------------------------------------------------------------
Payable for closed forward currency contracts                                        3,474,696
----------------------------------------------------------------------------------------------
TBA sale commitments, at value (proceeds receivable $68,532,308)                    68,703,450
----------------------------------------------------------------------------------------------
Other accrued expenses                                                                 106,009
----------------------------------------------------------------------------------------------
Total liabilities                                                                  187,848,348
----------------------------------------------------------------------------------------------
Net assets                                                                        $559,136,924

Represented by
----------------------------------------------------------------------------------------------
Paid-in capital (Notes 1 and 4)                                                   $562,542,044
----------------------------------------------------------------------------------------------
Undistributed net investment income (Note 1)                                           279,021
----------------------------------------------------------------------------------------------
Accumulated net realized loss on investments and
foreign currency transactions (Note 1)                                              (6,235,345)
----------------------------------------------------------------------------------------------
Net unrealized appreciation of investments and
assets and liabilities in foreign currencies                                         2,551,204
----------------------------------------------------------------------------------------------
Total -- Representing net assets applicable to
capital shares outstanding                                                        $559,136,924

Computation of net asset value:
----------------------------------------------------------------------------------------------
Net asset value per share ($559,136,924 divided by
64,600,552 shares)                                                                       $8.66
----------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.





Statement of operations
Year ended November 30, 1996

Interest income (net of foreign tax of $202,238):                                  $39,725,547
----------------------------------------------------------------------------------------------
Expenses:
----------------------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                                     4,075,170
----------------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                                         625,900
----------------------------------------------------------------------------------------------
Compensation of  Trustees (Note 2)                                                      31,737
----------------------------------------------------------------------------------------------
Administrative services (Note 2)                                                        12,279
----------------------------------------------------------------------------------------------
Reports to shareholders                                                                 60,230
----------------------------------------------------------------------------------------------
Registration fees                                                                          325
----------------------------------------------------------------------------------------------
Auditing                                                                                60,956
----------------------------------------------------------------------------------------------
Legal                                                                                   14,564
----------------------------------------------------------------------------------------------
Postage                                                                                 15,533
----------------------------------------------------------------------------------------------
Exchange listing fees                                                                   55,625
----------------------------------------------------------------------------------------------
Other                                                                                   18,066
----------------------------------------------------------------------------------------------
Total expenses                                                                       4,970,385
-----------------------------------------------------------------------------------------------
Expense reduction (Note 2)                                                             (91,219)
-----------------------------------------------------------------------------------------------
Net expenses                                                                         4,879,166
-----------------------------------------------------------------------------------------------
Net investment income                                                               34,846,381
-----------------------------------------------------------------------------------------------
Net realized gain on investments (Notes 1 and 3)                                     7,538,529
-----------------------------------------------------------------------------------------------
Net realized gain on written options (Notes 1 and 3)                                   196,314
-----------------------------------------------------------------------------------------------
Net realized loss on foreign currency transactions                                    (173,251)
-----------------------------------------------------------------------------------------------
Net unrealized depreciation of assets and liabilities in
foreign currencies during the year                                                  (3,682,778)
-----------------------------------------------------------------------------------------------
Net unrealized depreciation of investments, written options,
and TBA sale commitments during the year                                             (3,414,128)
-----------------------------------------------------------------------------------------------
Net gain on investments                                                                 464,686
-----------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                                $35,311,067
-----------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




Statement of changes in net assets

                                                            Year ended November 30
                                                     -----------------------------
                                                              1996            1995
----------------------------------------------------------------------------------
Increase (decrease) in net assets
----------------------------------------------------------------------------------
Operations:
----------------------------------------------------------------------------------
Net investment income                                 $ 34,846,381    $ 37,461,249
----------------------------------------------------------------------------------
Net realized gain on investments and
foreign currency transactions                            7,561,592      19,478,458
----------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) of
investments and assets and liabilities
in foreign currencies                                   (7,096,906)     23,036,965
----------------------------------------------------------------------------------
Net increase in net assets resulting from operations    35,311,067      79,976,672
----------------------------------------------------------------------------------
Distributions to shareholders:
----------------------------------------------------------------------------------
  From net investment income                           (38,008,000)    (39,052,373)
----------------------------------------------------------------------------------
  In excess of net investment income                      (959,831)             --
----------------------------------------------------------------------------------
Shares repurchased (Note 4)                             (3,254,878)       (467,593)
----------------------------------------------------------------------------------
Total increase (decrease) net assets                   (6,911,642)     40,456,706
----------------------------------------------------------------------------------
Net assets
----------------------------------------------------------------------------------
Beginning of year                                      566,048,566     525,591,860
----------------------------------------------------------------------------------
End of year (including undistributed net investment
income and distributions in excess of net investment
income of $279,021 and $3,643,637, respectively)      $559,136,924    $566,048,566
----------------------------------------------------------------------------------
Number of fund shares
----------------------------------------------------------------------------------
Shares outstanding at beginning of year                 65,037,152      65,098,252
----------------------------------------------------------------------------------
Shares repurchased (Note 4)                               (436,600)        (61,100)
----------------------------------------------------------------------------------
Shares outstanding at end of year                       64,600,552      65,037,152
----------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




Financial highlights
(For a share outstanding throughout the year)

                                                                 Year ended November 30
                                        ---------------------------------------------------------------
                                            1996          1995          1994          1993         1992
                                        ---------------------------------------------------------------
Net asset value,
beginning of year                          $8.70         $8.07         $9.05          $9.32        $9.21
--------------------------------------------------------------------------------------------------------
Investment operations
--------------------------------------------------------------------------------------------------------
Net investment income                        .54           .58           .56            .55          .60
--------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                   .01           .65          (.84)           .21          .28
--------------------------------------------------------------------------------------------------------
Total from investment operations             .55          1.23          (.28)           .76          .88
--------------------------------------------------------------------------------------------------------
Less distributions:
--------------------------------------------------------------------------------------------------------
From net investment income                  (.59)         (.60)         (.39)          (.55)        (.60)
--------------------------------------------------------------------------------------------------------
In excess of net investment income          (.01)           --            --           (.04)          --
--------------------------------------------------------------------------------------------------------
From net realized gain on investments         --            --          (.07)          (.44)        (.17)
--------------------------------------------------------------------------------------------------------
Return of capital                             --            --          (.24)            --           --
--------------------------------------------------------------------------------------------------------
Total distributions                         (.60)         (.60)         (.70)         (1.03)        (.77)
--------------------------------------------------------------------------------------------------------
Increase in net asset value from
shares repurchased (c)                       .01            --            --             --           --
--------------------------------------------------------------------------------------------------------
Net asset value, end of year               $8.66         $8.70         $8.07          $9.05        $9.32
--------------------------------------------------------------------------------------------------------
Market value, end of year                 $7.625        $7.750        $7.250         $8.125       $9.125
--------------------------------------------------------------------------------------------------------
Total investment return at
market value (%)(a)                         6.44         15.58         (2.38)         (.01)         8.69
--------------------------------------------------------------------------------------------------------
Net assets, end of year
(in thousands)                          $559,137      $566,049      $525,592      $589,227      $601,573
--------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                    .90          1.00           .87           .89           .92
--------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                   6.31          6.85          6.64          5.98          6.51
--------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                    326.92        416.86        242.42        303.68        216.24
--------------------------------------------------------------------------------------------------------

(a) Total investment return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) The ratio of expenses to average net assets for the year ended November 30, 1995 and thereafter, includes amounts paid through expense offset arrangements. Prior period ratios exclude these amounts. (Note 2)

(c) See (Note 4) to the financial statements.




Notes to financial statements
November 30, 1996

Note 1
Significant accounting policies

The fund is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company. The fund's investment objective is to seek, with equal emphasis, high current income and relative stability of net asset value by investing in a portfolio of U.S. government and agency obligations and foreign governmental obligations with limited maturities.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with generally accepted accounting principles and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are stated at market value, which is determined using the last reported sale price, or, if no sales are reported -- as in the case of some securities traded over-the-counter -- the last reported bid price. Short-term investments having remaining maturities of 60 days or less are stated at amortized cost, which approximates market value, and other investments are stated at fair value following procedures approved by the Trustees.

B) Joint trading account Pursuant to an exemptive order issued by the Securities and Exchange Commission, the fund may transfer uninvested cash balances into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Investment Management, Inc. ("Putnam Management"), the fund's Manager, a wholly-owned subsidiary of Putnam Investments, Inc.. These balances may be invested in one or more repurchase agreements and/or short-term money market instruments.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D) Security transactions and related investment income Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Interest income is recorded on the accrual basis.

E) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, other assets and liabilities are recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when accrued or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such fluctuations are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net exchange gains or losses on closed forward currency contracts, disposition of foreign currencies and the difference between the amount of investment income and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized gains and losses on foreign currency transactions arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

F) Forward currency contracts The fund may engage in forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date, to protect against a decline in value relative to the U.S. dollar of the currencies in which its portfolio securities are denominated or quoted (or an increase in the value of a currency in which securities a fund intends to buy are denominated, when a fund holds cash reserves and short-term investments). The U.S. dollar value of forward currency contracts is determined using forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is "marked to market" daily and the change in market value is recorded as an unrealized gain or loss. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position.

G) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase. The fund may also write options on securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers.

H) TBA purchase commitments The fund may enter into "TBA" (to be announced) purchase commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price has been established, the principal value has not been finalized. However, the amount of the commitments will not fluctuate more than 1.0% from the principal amount. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date. TBA purchase commitments may be considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in the value of the fund's other assets. Unsettled TBA purchase commitments are valued at the current market value of the underlying securities, according to the procedures described under "Security valuation" above.

Although the fund will generally enter into TBA purchase commitments with the intention of acquiring securities for their portfolio or for delivery pursuant to options contracts it has entered into, the fund may dispose of a commitment prior to settlement if Putnam Management deems it appropriate to do so.

I) TBA sale commitments The fund may enter into TBA sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, equivalent deliverable securities, or an offsetting TBA purchase commitment deliverable on or before the sale commitment date, are held as "cover" for the transaction.

Unsettled TBA sale commitments are valued at the current market value of the underlying securities, generally according to the procedures described under "Security valuation" above. The contract is "marked-to-market" daily and the change in market value is recorded by a fund as an unrealized gain or loss. If the TBA sale commitment is closed through the acquisition of an offsetting purchase commitment, the fund realizes a gain or loss on the underlying security. If the fund delivers securities under the commitment, the fund realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into.

J) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At November 30, 1996, the fund had a capital loss carryover of approximately $4,700,000 available to offset future capital gains, if any, which will expire on November 30, 2002.

K) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Capital gain distributions, if any, are recorded on the ex-dividend date and paid annually. At certain times, the fund may pay distributions at a level rate even though, as a result of market conditions or investment decisions, the fund may not achieve projected investment results for a given period. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include treatment of losses on wash sale transactions, realized and unrealized gains and losses on forward foreign currency contracts, and currency gains and losses on foreign bonds. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the year ended November 30, 1996, the fund reclassified $8,044,109 to increase undistributed net investment income and $4,882,490 to decrease paid-in-capital, with an increase to accumulated net realized loss on investments of $3,161,619. The calculation of net investment income per share in the financial highlights table excludes these adjustments.

Note 2
Management fee, administrative services and other transactions

Compensation of Putnam Management, for management and investment advisory services, is paid quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.75% of the $500 million of average weekly net assets, 0.65% of the next $500 million, 0.60% of the next $500 million, 0.55% of any amount over $1.5 billion.

The fund reimburses Putnam Management for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam
Fiduciary Trust Company (PFTC), a wholly-owned subsidiary of Putnam Investments, Inc. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

For the year ended November 30, 1996, fund expenses were reduced by $91,219 under expense offset arrangements with PFTC. Investor servicing and custodian fees reported in the Statement of operations exclude these credits. The fund could have invested a portion of the assets utilized in connection with the expense offset arrangements in an income producing asset if it had not entered into such arrangements.

Trustees of the fund receive an annual Trustees fee of $1,260 and an additional fee for each Trustee's meeting attended. Trustees who are not interested persons of Putnam Management and who serve on committees of the Trustees receive additional fees for attendance at certain committee meetings.

The fund adopted a Trustee Fee Deferral Plan (the "Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees Fees payable on or after July 1, 1995. The deferred fees remain in the fund and are invested in certain Putnam funds until distribution in accordance with the Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Compensation of trustees in the Statement of operations. Accrued pension liability is included in Payable for compensation of Trustees in the Statement of assets and liabilities.

Note 3
Purchase and sales of securities

During the year ended November 30, 1996, purchases and sales of investment securities other than U.S. government obligations and short-term investments aggregated $681,883,403 and $763,658,551, respectively. Purchases and sales of U.S. government obligations aggregated
$1,053,252,427 and $994,815,933, respectively. In determining the net gain or loss on securities sold, the cost of securities has been determined on the identified cost basis.

Written option transactions during the year are summarized as follows:

                        Contract            Premiums
                        Amounts             Received
----------------------------------------------------
Written options
outstanding at
beginning of
year                $16,480,000              $70,864
----------------------------------------------------
Options
opened               38,600,000              125,450
----------------------------------------------------
Options
expired             (55,080,000)            (196,314)
----------------------------------------------------
Written options
outstanding at
end of year                $ --                 $ --
----------------------------------------------------

Note 4
Share Repurchase Program

The Trustees authorized the fund to repurchase up to 3,250,000 of its shares in the open market. Repurchases will only be made when the fund's shares are trading at less than net asset value and at such times and amounts as is believed to be in the best interest of the fund's shareholders. Any repurchases of shares will have the effect of increasing the net asset value per share of remaining shares outstanding.

For the year ended November 30, 1996, the fund repurchased 436,600 shares for $3,254,878, which reflects a discount from net asset value of $453,977 or 12.2%. As of November 30, 1996, 497,700 shares had been repurchased since the inception of the program.



Dividend Policy

It is the fund's dividend policy to pay monthly distributions from net investment income and any net realized short-term gains (including gains from options and futures transactions.) Long-term capital gains, if any, are distributed at least annually. In an effort to maintain a more stable level of distributions, the fund's monthly distribution rate will be based on Putnam Management's projections of the net investment income and net realized short-term capital gains that the fund is likely to earn over the long term. Such distributions at times may exceed the current earnings of the fund, resulting in a return of capital to shareholders.



Results of October 3, 1996 shareholder meeting

A meeting of shareholders of the fund was held on October 3, 1996. At the meeting, each of the nominees for Trustees was elected, as follows:

                                                              Votes
                              Votes for                     withheld
                              ---------                     --------
Jameson Adkins Baxter        55,846,803                    2,655,218
Hans H. Estin                55,867,178                    2,634,843
John A. Hill                 55,852,089                    2,649,932
Ronald J. Jackson            55,866,930                    2,635,091
Elizabeth T. Kennan          55,850,318                    2,651,703
Lawrence J. Lasser           55,842,608                    2,659,413
Robert E. Patterson          55,885,791                    2,616,230
Donald S. Perkins            55,875,389                    2,626,632
William F. Pounds            55,484,385                    2,617,636
George Putnam                55,852,566                    2,649,455
George Putnam, III           55,827,558                    2,674,463
Eli Shapiro                  55,795,929                    2,706,092
A.J.C. Smith                 55,864,058                    2,637,963
W. Nicholas Thorndike        55,854,117                    2,647,904

A proposal to ratify the selection of Price Waterhouse LLP as auditors for the fund was approved as follows: 57,131,773 votes for, and 562,804 votes against, with 807,444 abstentions and broker non-votes.

A proposal to approve or disapprove the conversion of the Fund from closed-end to open-end status and to authorize certain related amendments to the Agreement and Declaration of Trust, the result of the vote taken at the Meeting was disapproved as follows: 8,396,285 votes for, and 21,803,411 votes against, with 28,302,325 abstentions and broker non-votes.



Fund information

INVESTMENT MANAGER

Putnam Investment
Management, Inc.
One Post Office Square
Boston, MA 02109

MARKETING SERVICES

Putnam Mutual Funds Corp.
One Post Office Square
Boston, MA 02109

CUSTODIAN

Putnam Fiduciary Trust Company

LEGAL COUNSEL

Ropes & Gray

INDEPENDENT ACCOUNTANTS

Price Waterhouse LLP

TRUSTEES

George Putnam, Chairman
William F. Pounds, Vice Chairman
Jameson Adkins Baxter
Hans H. Estin
John A. Hill
Ronald J. Jackson
Elizabeth T. Kennan
Lawrence J. Lasser
Robert E. Patterson
Donald S. Perkins
George Putnam, III
Eli Shapiro
A.J.C. Smith
W. Nicholas Thorndike

OFFICERS

George Putnam
President

Charles E. Porter
Executive Vice President

Patricia C. Flaherty
Senior Vice President

John D. Hughes
Senior Vice President and Treasurer

Lawrence J. Lasser
Vice President

Gordon H. Silver
Vice President

Gary N. Coburn
Vice President

William J. Curtin
Vice President

Neil J. Powers
Vice President and Fund Manager

D. William Kohli
Vice President and Fund Manager

Mark J. Siegel
Vice President and Fund Manager

William N. Shiebler
Vice President

John R. Verani
Vice President

Paul M. O'Neil
Vice President

Beverly Marcus
Clerk and Assistant Treasurer



Call 1-800-225-1581 weekdays from 9 a.m. to 5 p.m. Eastern Time for up-to-date information about the fund's NAV.



PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

---------------------
Bulk Rate
U.S. Postage
PAID
Putnam
Investments
---------------------

29945-076   1/97